Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
23.	COMMITMENTS AND CONTINGENCIES

(a) Capital commitments and contingencies

Refer to Note 20 (b) for details related to investments with KADI. As of the filing of this annual report, the Group is in negotiation with KADI for a reduced ownership of KADI or a rescission of the acquisition.

(b) Income taxes

As of December 31, 2019 and 2020, the Group recognized an accrual of $1,987 and $2,124, respectively, in unrecognized tax benefits and its interest (Note 17). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2019 and 2020, the Group classified the accrual for unrecognized tax benefits as a non-current liability.

(c) Settlement of arbitration with Claimant Samsung Electronics Co., Ltd. (“Samsung”)

On November 27, 2018, the Secretariat of the International Court of Arbitration for the International Chamber of Commerce issued a final award to Samsung Electronics Co., Ltd. (“Samsung”) that constituted the final decision on the Group’s dispute with Samsung over a sales contract. The court order required the Group to pay to Samsung total payments of $4,650 including: i) $4,280 as the “Principal Amount”, plus (ii) accrued interest of $370 computed from March 31, 2019 on the outstanding balance of the Principal Amount at a simple interest rate of 9% per annum (together with the Principal Amount, collectively referred to as the “Settlement Payment”). On April 26, 2019, the Group entered into a settlement agreement with Samsung according to which, the Group shall pay the full and total amount of the Settlement Payment in equal monthly installments over a period of twenty-four months beginning on March 31, 2019. In addition, a total of 2,209,728 ordinary shares were issued to Samsung as escrow shares in the year 2019 as security for the payments. Due to cash constraints, particularly due to the COVID-19 pandemic, the Group has not made monthly installments to Samsung since the fourth quarter of 2019, and Samsung has not pursued alternative means of repayment from the Group as of the filing of this annual report.

(d) Contingent liability in relation to disposal of a subsidiary

One of the nominee shareholders of Big Cloud Network denied his entrustment relationship with the Group and claimed his rights and interests proceeds of the disposal of Yuantel. Although there were agreements between the Group and the nominee shareholder, there was no direct evidence to show the entrustment relationship between both parties, which may not be supported by the existing PRC laws and regulation. As a result, the Group assessed that a probable loss could be incurred. The Group estimated a loss ranged from $3.2 million to $3.6 million based on the best estimate of the information available. Because of there was no amount within the range would be a better estimate than any other amount, the minimum amount of $3.2 million was recorded as a contingent liability as of December 31, 2020. Even though the minimum amount in the range is not necessarily the amount of loss that will be ultimately determined, it is not likely that the ultimate loss will be less than the minimum amount. The ultimate amount could result in a loss of up to $0.4 million in excess of the amount accrued.